NUVEEN QUANTITATIVE LARGE CAP CORE FUND

SUPPLEMENT DATED MARCH 7, 2011

TO THE PROSPECTUS DATED FEBRUARY 28, 2011,

AS PREVIOUSLY SUPPLEMENTED MARCH 2, 2011

On May 16, 2011, the fund will make the following changes.

The fund will change its name to Nuveen Quantitative Enhanced Core Equity Fund.

In connection with the fund’s name change, the first two sentences of the section “Principal Investment Strategies” will be deleted in their entirety and replaced with the following two sentences:

Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The fund will seek to achieve its investment objective by primarily investing in companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500® Index.

The above changes will not result in any change to the fund’s investment objective or the way in which the fund is managed.

Important Notice Regarding Change in Investment Policy

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS FOR FUTURE REFERENCE

MGN-QLCCP-0311P